                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:

    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                    The Latin America Investment Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                            THE PORTUGAL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 24, 1998
                               -----------------

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of the funds listed above (each a "Fund" and collectively, the "Funds") will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Friday, April 24, 1998, commencing at the following times:

The Indonesia Fund, Inc..........................................  10:00 a.m.
The Chile Fund, Inc..............................................  10:30 a.m.
The Latin America Equity Fund, Inc...............................  11:00 a.m.
The Latin America Investment Fund, Inc. ("LAM")..................  11:30 a.m.
The Portugal Fund, Inc...........................................  12:00 p.m.

    The meetings are being held to consider and vote on the following matters for each Fund (other than Proposal 3, which is to be voted on only at the meeting of shareholders of LAM) as described in the accompanying joint proxy statement (the "Joint Proxy Statement") and such other matters as may properly come before the meetings or any adjournments thereof:

                     PROPOSALS
      ----------------------------------------
  1.  Election of Directors.
  2.  Ratification of Coopers & Lybrand L.L.P.
       as independent public accountants.
  3.  Approval of the Investment Advisory
       Agreement between LAM and Salomon
       Brothers Asset Management, Inc

    The close of business on February 23, 1998 has been fixed as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the meetings.

    This notice and related proxy material are first being mailed on or about
March   , 1998.

                                          By order of each Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                  SECRETARY OF EACH FUND

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March   , 1998
New York, New York

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                            THE PORTUGAL FUND, INC.
                 (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                         JOINT PROXY STATEMENT FOR THE
                        ANNUAL MEETINGS OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 24, 1998
                               -----------------

    This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Friday, April 24, 1998 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card or cards (the "Proxy") accompany this Joint Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, BEA Associates, the investment adviser to the Funds ("BEA"), Bear Stearns Funds Management Inc., U.S. administrator to the Funds (the "U.S. Administrator"), or MacKenzie Partners, Inc. ("MacKenzie"), a proxy solicitation firm that has been retained by each of the Funds and which will receive a fee of approximately $3,500 per Fund and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Funds. This Joint Proxy Statement is expected to be mailed to shareholders on or about February 26, 1998.

    The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The U.S. Administrator has its principal executive office at 245 Park Avenue, 15th Floor, New York, New York 10167. Salomon Brothers Asset Management, Inc ("SBAM"), located at 7 World Trade Center, New York, New York 10048, serves as investment adviser to The Latin America Investment Fund, Inc. ("LAM") with respect to investments in external debt obligations of Latin American governments or governmental entities. Celfin Servicios Financieros Limitada ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to The Chile Fund, Inc. ("CH"), The Latin America Equity Fund, Inc. ("LAQ") and LAM.

    The Funds' Annual Reports containing audited financial statements for the fiscal year ended December 31, 1997 have previously been furnished to the shareholders of the respective Funds. The reports are not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meetings, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR the ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants, and regarding LAM Proxies only, FOR the approval of the Investment Advisory Agreement (the "Advisory Agreement") between LAM and SBAM and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Any shareholder giving a Proxy has the right to attend a Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by a Fund prior to the time it is voted.

    In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy, Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy and Proposal 3 requires for approval the affirmative vote of a "majority" of the shares (as defined below) of LAM outstanding. "Majority" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of
(a) 67% of the shares present at the LAM Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    Each Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 23, 1998, the following number of Shares of each Fund were issued and outstanding:

CH.......................................  14,193,148  Shares
The Indonesia Fund, Inc. ("IF")..........   4,608,989  Shares
LAQ......................................   8,623,728  Shares
LAM......................................   7,951,239  Shares
The Portugal Fund, Inc. ("PGF")..........   5,346,340  Shares

    This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own Shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at such Fund's Meeting and fractional Shares are entitled to proportionate shares of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns Shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy for each Fund in which such shareholder is a beneficial owner. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

    In order that your Shares may be represented, you are requested to:
    -- indicate your instructions on the Proxy or Proxies;
    -- date and sign the Proxy or Proxies;
    -- mail the Proxy or Proxies promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy or Proxies to be received before the commencement of the applicable Meetings on April 24, 1998.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meetings will be the election of directors of the Funds. Unless otherwise described below, each nominee is a current director whose term expires on the date of the Meetings and, if elected, will serve until the 2001 Annual Meetings of the Funds and hold office for a term of three years and until his successor is elected and qualified. Each Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Effective August 12, 1997, the Board of Directors increased the number of Directors on the Board of CH to six, and Mr. Jorge E. Desormeaux was elected by the Board of Directors of CH to fill the vacancy thereby created. The election of Mr. Desormeaux is now being submitted to the shareholders of CH for their approval.

    The following identifies the nominees for election to the Boards of the Funds. Information with respect to such nominees is set forth further below.

CH:   George W. Landau (three-year term)            LAM:  Martin M. Torino (three-year term)
      William W. Priest, Jr. (three-year term)            Peter A. Gordon (three-year term)
      Jorge E. Desormeaux (three-year term)               William W. Priest, Jr. (three-year term)

IF:   Richard H. Francis (three-year term)          PGF:  Martin M. Torino (three-year term)
                                                          William W. Priest, Jr. (three-year term)
LAQ:  Dr. Enrique R. Arzac (three-year term)
      James J. Cattano (three-year term)

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Joint Proxy Statement. Each nominee or director who is deemed an "interested person" of a Fund, as defined in the 1940 Act, is indicated by an asterisk in the following table. Messrs. Priest and Watt are interested persons of the Funds by virtue of their positions as directors and/or officers of BEA. Mr. Hyland is an interested person of LAM by virtue of his position as President of SBAM and managing director of Salomon Brothers Inc. SBAM is a wholly owned subsidiary of Salomon Brothers Inc.

    The following table sets forth certain information regarding the nominees for election to the Boards of the Funds, the directors of the Funds and the officers and directors of the Funds as a group. Each of the nominees, the directors and the officers of the Funds has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of each Fund as a group owns less than one percent of the outstanding Shares of such Fund.

                                    SHARES                                      LENGTH OF SERVICE AS
                                 BENEFICIALLY        CURRENT PRINCIPAL          DIRECTOR AND TERM OF        MEMBERSHIP ON BOARDS
                                   OWNED ON              OCCUPATION                  MEMBERSHIP             OF OTHER REGISTERED
                                 FEBRUARY 23,     AND PRINCIPAL EMPLOYMENT          ON BOARDS OF          INVESTMENT COMPANIES AND
          NAME (AGE)                 1998        DURING THE PAST FIVE YEARS          THE FUNDS            PUBLICLY HELD COMPANIES
------------------------------  --------------   --------------------------  --------------------------  --------------------------

Dr. Enrique R. Arzac (56) ....  CH: 200          Professor of Finance and    CH: since 1996; current     Director of six other
  Columbia University           LAQ: 200         Economics and Director of   term ends at the 2000       BEA-advised investment
  Graduate School of            LAM: 200         the Financial Management    annual meeting.             companies; Director of The
  Business                      PGF: 200         Program, Graduate School    LAQ: since 1996; current    Adam Express Company;
  New York, NY 10027                             of Business, Columbia       term ends at the 1998       Director of Petroleum and
                                                 University (1971-present).  annual meeting.             Resources Corporation.
                                                                             LAM: since 1996; current
                                                                             term ends at the 2000
                                                                             annual meeting.
                                                                             PGF: since 1996; current
                                                                             term ends at the 2000
                                                                             annual meeting.

James J. Cattano (54) ........  CH: 256          President, Primary Re-      CH: since 1989;             Director of three other
  78 Manor Road                 LAQ: 533         source Inc. (an interna-    current term ends at the    BEA-advised investment
  Ridgefield, CT 06877          LAM: 100         tional trading company      1999 annual meeting         companies.
                                PGF: 100         specializing in the sale    LAQ: since 1991;
                                                 of agricultural             current term ends at the
                                                 commodities in Latin        1998 annual meeting
                                                 American markets)           LAM: since 1990;
                                                 (10/96-present);            current term ends at the
                                                 President, Atlantic         1999 annual meeting PGF:
                                                 Fertilizer & Chemical       since 1989; current term
                                                 Company (an international   ends at the 1999 annual
                                                 trading company             meeting
                                                 specializing in the sale
                                                 of agricultural
                                                 commodities in Latin
                                                 America mar-
                                                 kets)(10/91-10/96).

                                    SHARES                                      LENGTH OF SERVICE AS
                                 BENEFICIALLY        CURRENT PRINCIPAL          DIRECTOR AND TERM OF        MEMBERSHIP ON BOARDS
                                   OWNED ON              OCCUPATION                  MEMBERSHIP             OF OTHER REGISTERED
                                 FEBRUARY 23,     AND PRINCIPAL EMPLOYMENT          ON BOARDS OF          INVESTMENT COMPANIES AND
          NAME (AGE)                 1998        DURING THE PAST FIVE YEARS          THE FUNDS            PUBLICLY HELD COMPANIES
------------------------------  --------------   --------------------------  --------------------------  --------------------------

Jorge E. Desormeaux (47) .....  CH: --           External Advisor to the     CH: since 1997;                         --
  c/o Hernando DeAquirre                         Banco Santiago (97-pre-     current term ends at the
  162 Office 1202                                sent); Member of Advisory   1998 annual meeting
  Santiago, Chile                                Committee to Minister of
                                                 Finance on Tax Reform
                                                 (96-present); External Ad-
                                                 visor to Banco O'Higgins
                                                 (92-96).

Richard H. Francis (65) ......  IF: 1,000        Currently retired; Execu-   IF: since 1990;                         --
  c/o BEA Associates                             tive Vice President and     current term ends at the
  153 East 53rd Street                           Chief Financial Officer of  1998 annual meeting
  New York, NY 10022                             Pan Am Corporation and Pan
                                                 American World Airways,
                                                 Inc. (1988-1991).

Peter A. Gordon (55) .........  LAQ: --          Retired (1/96-present);     LAQ: since 1994;            Director of four other
  284 Coopers Neck Lane         LAM: --          General Partner of Ethos    current term ends at the    BEA-advised investment
  P.O. Box 1327                                  Capital Management          1999 annual meeting         companies; Director of TCS
  Southampton, NY 11968                          (6/92-12/95); Managing      LAM: since 1994;            Fund, Inc.; Director of
                                                 Director at Salomon         current term ends at the    the Mills Corporation.
                                                 Brothers Inc (1981-6/92).   1998 annual meeting
Michael Hyland* (52) .........  LAM: --          President and Director of   LAM: since 1992;            Director of 13 other
  7 World Trade Center                           SBAM and Managing Di-       current term ends at the    SBAM-advised investment
  New York, NY 10048                             rector, Salomon Brothers    1999 annual meeting         companies.
                                                 Inc (1989-present).
Peter J. Kaplan (55) .........  IF: 1,000        President of National Me-   IF: since 1990;                         --
  1790 Broadway                                  dia Group, Inc. (sports     current term ends at the
  New York, NY 10019                             marketing and management    1999 annual meeting
                                                 company)(1981-present).
George W. Landau (78) ........  CH: 1,568        Chairman of the Latin       CH: since 1989;             Director of four other
  Two Grove Isle Drive          LAQ: 2,333       American Advisory Board of  current term ends at the    BEA-advised investment
  Coconut Grove, FL 33133       LAM: 444         the Coca-Cola Corporation   1998 annual meeting         companies;
                                                 and Senior Advisor of       LAQ: since 1991;            Director of Emigrant
                                                 Coca-Cola International     current term ends at the    Savings Bank; Director of
                                                 (1988-present); President   2000 annual meeting         GAM Funds, Inc.
                                                 of the Americas Society     LAM: since 1990;
                                                 and Council of the          current term ends at the
                                                 Americas (7/85-10/93);      2000 annual meeting
                                                 United States Ambassador
                                                 to Venezuela (1982-1985);
                                                 United States Ambassador
                                                 to Chile (1977-1982) and
                                                 United States Ambassador
                                                 to Paraguay (1972-1977).

                                    SHARES                                      LENGTH OF SERVICE AS
                                 BENEFICIALLY        CURRENT PRINCIPAL          DIRECTOR AND TERM OF        MEMBERSHIP ON BOARDS
                                   OWNED ON              OCCUPATION                  MEMBERSHIP             OF OTHER REGISTERED
                                 FEBRUARY 23,     AND PRINCIPAL EMPLOYMENT          ON BOARDS OF          INVESTMENT COMPANIES AND
          NAME (AGE)                 1998        DURING THE PAST FIVE YEARS          THE FUNDS            PUBLICLY HELD COMPANIES
------------------------------  --------------   --------------------------  --------------------------  --------------------------
Jonathan W. Lubell (68) ......  PGF: --          Partner, Morrison Cohen     PGF: since 1989;            Director of one other
  750 Lexington Avenue                           Singer & Weinstein (a law   current term ends at the    BEA-advised investment
  New York, NY 10022                             firm) (2/89-present).       2000 annual meeting         company.
C. Oscar Morong, Jr. (62) ....  IF: --           Managing Director, Morong   IF: since 1990;             Chairman of the Board of
  c/o BEA Associates                             Capital Management          current term ends at the    the Landmark Family of
  153 East 53rd Street                           (1/93-present); Senior      2000 annual meeting         Funds and Director of MAS
  New York, NY 10022                             Vice                                                    Funds.
                                                 President--Investments of
                                                 TIAA-CREF (retired 1/93).
William W. Priest, Jr.*         CH: --           Chairman-Management         CH: since 1997;             Director of six other
  (56) . .                      IF: --           Committee, Chief Execu-     current term ends at the    BEA-advised investment
  153 East 53rd Street          LAQ: --          tive Officer and Executive  1998 annual meeting         companies.
  New York, NY 10022            LAM: --          Director of BEA             IF: since 1990;
                                PGF: --          (12/90-present).            current term ends at the
                                                                             2000 annual meeting
                                                                             LAQ: since 1997; current
                                                                             term ends at the 1999
                                                                             annual meeting
                                                                             LAM: since 1997; current
                                                                             term ends at the 1998
                                                                             annual meeting
                                                                             PGF: since 1997; current
                                                                             term ends at the 1998
                                                                             annual meeting

Martin M. Torino (48) ........  LAQ: --          Chairman of the Board of    LAQ: since 1991;            Director of three other
  Reconquista 365, 9th Fl       LAM: --          Ingenio y Refineria San     current term ends at the    BEA-advised investment
  Capital Federal 1003          PGF: --          Martin Del Tabacal S.A.     1999 annual meeting         companies.
  Buenos Aires, Argentina                        (8/96-present); Executive   LAM: since 1990;
                                                 Director of TAU S.A. (a     current term ends at the
                                                 commodities trading firm)   1998 annual meeting
                                                 (11/90-present); President  PGF: since 1989;
                                                 of DYAT S.A.                current term ends at the
                                                 (10/93-present); Executive  1998 annual meeting
                                                 Vice President of Louis
                                                 Dreyfus Sugar, Inc.
                                                 (84-91).

                                    SHARES                                      LENGTH OF SERVICE AS
                                 BENEFICIALLY        CURRENT PRINCIPAL          DIRECTOR AND TERM OF        MEMBERSHIP ON BOARDS
                                   OWNED ON              OCCUPATION                  MEMBERSHIP             OF OTHER REGISTERED
                                 FEBRUARY 23,     AND PRINCIPAL EMPLOYMENT          ON BOARDS OF          INVESTMENT COMPANIES AND
          NAME (AGE)                 1998        DURING THE PAST FIVE YEARS          THE FUNDS            PUBLICLY HELD COMPANIES
------------------------------  --------------   --------------------------  --------------------------  --------------------------
Richard W. Watt* (39) ........  CH: 700          Managing Director of BEA    CH: since 1997;             Director of four other
  153 East 53rd Street          LAQ: 990         (7/96-present); Senior      current term ends at the    BEA-advised investment
  New York, NY 10022            LAM: 900         Vice President of BEA       1999 annual meeting         companies.
                                PGF: 870         (8/95-present); Head of     LAQ: since 1995;
                                                 Emerging Markets            current term ends at the
                                                 Investments and Research    2000 annual meeting
                                                 at Gartmore Investment      LAM: since 1997;
                                                 Limited (11/92-6/95);       current term ends at the
                                                 Director of Kleinwort       2000 annual meeting
                                                 Benson International        PGF: since 1997;
                                                 Investment (5/87-10/92).    current term ends at the
                                                                             1999 annual meeting
All directors and officers
  as a group
  CH (9):.................         2,724
  IF (9):.................         2,000
  LAQ (11):...............         4,056
  LAM (12):...............         1,997
  PGF (10):...............         1,170

    During the fiscal year ended December 31, 1997, each director who is not a director, officer, partner, co-partner or employee of BEA, SBAM, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by CH, IF, LAQ, LAM and PGF during the fiscal year 1997 to all such unaffiliated directors was $24,500, $21,000, $41,500, $41,500 and $28,000, respectively.
During the fiscal year 1997, the Board of CH, IF, LAQ, LAM and PGF convened 5, 6, 9, 9, and 5 times, respectively. Each director except Mr. Priest (LAM, LAQ) attended at least seventy-five percent of the aggregate number of meetings of the Boards and any committees on which he served.

    The Funds' Audit Committees are composed of directors who are not interested persons of the Funds. Messrs. Arzac, Cattano and Landau are the members of the Audit Committee of CH; Messrs. Francis, Kaplan and Morong are the members of the Audit Committee of IF; Messrs. Arzac, Cattano, Gordon, Landau and Torino are the members of the Audit Committee of LAQ and LAM and Messrs. Arzac, Cattano, Lubell and Torino are the members of the Audit Committee of PGF. The Audit Committee of each of CH, IF, LAQ, LAM and PGF convened twice during the fiscal year 1997. The Audit Committee of a Fund advises the full Board with respect to accounting, auditing and financial matters affecting that Fund. Each Board performs the functions of a nominating committee. The Board of Directors of each Fund will consider nominees recommended by shareholders. Recommendations should be submitted to the Board in care of the Secretary of the Fund. None of the Funds has a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 requires a Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that for the fiscal year ended December 31, 1997, all filings applicable to such persons were complied with.

    The following table shows certain information about officers of the Funds other than Messrs. Priest and Watt, who are described above. Mr. Priest is the Chairman of the Board of each of the Funds and President of IF and was elected to such positions in May 1997. Mr. Watt is President and Chief Investment Officer of CH, LAQ, LAM and PGF. He has been an officer of CH, LAQ and LAM since August 15, 1995 and an officer of PGF since February 11, 1997. Mr. Swift was elected to his office on August 2, 1995. Mr. Liebes was elected Senior Vice President of CH, LAQ, LAM and PGF on August 12, 1997 and IF on August 6, 1997. Mr. Pignataro has served as Chief Financial Officer for CH and PGF since 1991 and Secretary for CH and PGF since 1989. He was elected Secretary of IF on February 5, 1997 (after having held a previous position with IF since 1990) and has held his respective positions with the remaining Funds since their commencement of operations. Mr. Del Guercio was elected to his office as Vice President of CH, LAQ, LAM and PGF on August 12, 1997 and IF on August 6, 1997. Ms. Wendy Setnicka was appointed to her position as Treasurer of CH, LAQ, LAM and PGF on August 12, 1997 and of IF on August 6, 1997.

    Each officer will hold office until a successor has been elected. All officers of the Funds except Mr. Swift are employees of and are compensated by BEA. Mr. Swift is an employee of and is compensated by Credit Suisse Asset Management Limited ("CSAM"). The Funds have no bonus, profit sharing, pension or retirement plans.

                                           SHARES
                                        BENEFICIALLY
                                          OWNED ON                                       CURRENT PRINCIPAL OCCUPATION
                                        FEBRUARY 23,                                       AND PRINCIPAL EMPLOYMENT
             NAME               AGE         1998             POSITION WITH FUNDS          DURING THE PAST FIVE YEARS
------------------------------  ----   --------------   ------------------------------  ------------------------------
Stephen Swift ................   52    IF: --           Chief Investment Officer of IF  Managing Director of CSAM
  Beaufort House                                                                        (2/97-present); Managing
  15 St. Botolph Street                                                                 Director of BEA (6/95-2/97);
  London EC3A 7JJ,                                                                      Head of Global Equities at
  England                                                                               CSAM (10/91-5/95); Portfolio
                                                                                        manager of CS Tiger Fund
                                                                                        (10/91-present); Managing
                                                                                        Director of Southeast Asian
                                                                                        Equities at Wardley Investment
                                                                                        Services (a subsidiary of Hong
                                                                                        Kong and Shanghai Bank)
                                                                                        (1/89-9/91).

                                           SHARES
                                        BENEFICIALLY
                                          OWNED ON                                       CURRENT PRINCIPAL OCCUPATION
                                        FEBRUARY 23,                                       AND PRINCIPAL EMPLOYMENT
             NAME               AGE         1998             POSITION WITH FUNDS          DURING THE PAST FIVE YEARS
------------------------------  ----   --------------   ------------------------------  ------------------------------
Hal Liebes ...................   33    CH: --           Senior Vice President           Senior Vice President and
  153 East 53rd Street                 IF: --                                           General Counsel of BEA
  New York, NY 10022                   LAQ: --                                          (3/97-present); Chief Compli-
                                       LAM: --                                          ance Officer, CS First Boston
                                       PGF: --                                          Investment Management (94-95);
                                                                                        Staff Attorney, Division of
                                                                                        Enforcement, U.S. Securities
                                                                                        and Exchange Commission
                                                                                        (91-94); Associate, Morgan,
                                                                                        Lewis & Bockius (89-91).
Michael A. Pignataro .........   38    CH: --           Chief Financial Officer and     Vice President of BEA
  153 East 53rd Street                 IF: --             Secretary of CH, IF, LAQ,     (12/95-present); Assistant
  New York, NY 10022                   LAQ: --            LAM and PGF                   Vice President and Chief
                                       LAM: 353                                         Administrative Officer for
                                       PGF: --                                          Investment Companies of BEA
                                                                                        (9/89-12/95).
Rocco A. Del Guercio .........   34    CH: --           Vice President of CH, IF, LAQ,  Administrative Officer for
  153 East 53rd Street                 IF: --             LAM and PGF                   BEA--advised investment
  New York, NY 10022                   LAQ: --                                          companies (6/96-present);
                                       LAM: --                                          Assistant Treasurer, Bankers
                                       PGF: --                                          Trust Corp.--Fund Adminis-
                                                                                        tration (3/94-6-96); Mutual
                                                                                        Fund Accounting Supervisor,
                                                                                        Dreyfus Corporation
                                                                                        (4/87-3/94).
Wendy S. Setnicka ............   33    CH: --           Treasurer of CH, IF, LAQ, LAM   Assistant Vice President of
  153 East 53rd Street New             IF: --             and PGF                       BEA (1/97-present); Admin-
  York, NY 10022                       LAQ: --                                          istrative Officer for BEA-
                                       LAM: --                                          advised investment companies
                                       PGF: --                                          (11/93-present); Supervisor of
                                                                                        Fund Accounting and
                                                                                        Administration at Reich & Tang
                                                                                        LP (6/89-11/93).

    The following table shows certain compensation information for the directors of the Funds for the fiscal year ended December 31, 1997. None of the Funds' executive officers and directors who are also officers or directors of BEA or SBAM received any compensation from the Funds for such period.

                                                       PENSION OR
                                                       RETIREMENT                          TOTAL
                                                        BENEFITS       ESTIMATED     COMPENSATION FROM    TOTAL NUMBER OF
                                                       ACCRUED AS       ANNUAL            FUND AND           BOARDS OF
                                       AGGREGATE         PART OF       BENEFITS         FUND COMPLEX        BEA-ADVISED
                                     COMPENSATION         FUND           UPON             PAID TO           INVESTMENT
        NAME OF DIRECTOR               FROM FUND        EXPENSES      RETIREMENT         DIRECTORS       COMPANIES SERVED
--------------------------------  -------------------  -----------  ---------------  ------------------  -----------------

Dr. Enrique R. Arzac ...........           CH: $7,000           0              0         $   94,500                 10
                                          LAQ: $8,500
                                          LAM: $8,500
                                          PGF: $7,000

James J. Cattano ...............           CH: $7,000           0              0         $   54,500                  7
                                          LAQ: $8,500
                                          LAM: $8,500
                                          PGF: $7,000

Jorge E. Desormeaux ............           CH: $3,500           0              0         $    3,500                  1

Richard H. Francis .............           IF: $7,000           0              0         $    7,000                  1

Peter A. Gordon ................          LAQ: $8,500           0              0         $   45,550                  6
                                          LAM: $8,000

Peter J. Kaplan ................           IF: $7,000           0              0         $    7,000                  1

George W. Landau ...............           CH: $7,000           0              0         $   55,000                  7
                                          LAQ: $8,500
                                          LAM: $8,500

Jonathan W. Lubell .............          PGF: $7,000           0              0         $   14,500                  2

C. Oscar Morong, Jr. ...........           IF: $7,000           0              0         $    7,000                  1

Martin M. Torino ...............          LAQ: $8,000           0              0         $   46,000                  6
                                          LAM: $8,000
                                          PGF: $7,000

VOTE REQUIRED

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meetings will be the ratification or rejection of the selection by the Boards of Coopers & Lybrand L.L.P. as independent public accountants of the Funds for the present fiscal year ending December 31, 1998. At a meeting held on February 10, 1998, the Boards of CH, LAQ, LAM and PGF, including those directors who are not "interested persons" of the Funds, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending December 31, 1998. At a meeting held on February 11, 1998, the Board of IF, including those directors who are not "interested persons" of IF, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending December 31, 1998. Coopers & Lybrand L.L.P. has been independent public accountants for each of the Funds since commencement of operations of the respective Funds, and has informed each Fund that it has no material direct or indirect financial interest in that Fund. A representative of Coopers & Lybrand L.L.P. will be available by telephone at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

VOTE REQUIRED

    Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

               PROPOSAL 3: APPROVAL OR DISAPPROVAL OF INVESTMENT
                    ADVISORY AGREEMENT BETWEEN LAM AND SBAM

    The third proposal to be submitted at the Meeting solely for consideration by the shareholders of LAM is the approval or disapproval of a new Investment Advisory Agreement (the "New SBAM Advisory Agreement") between LAM and SBAM to replace on identical terms the previous Investment Advisory Agreement between LAM and SBAM, dated March 31, 1992 (the "Old SBAM Advisory Agreement"). Pursuant to the New SBAM Advisory Agreement, SBAM continues to serve as investment adviser to LAM with respect to investments in external debt obligations issued or guaranteed by Latin American governments or governmental entities ("Sovereign Debt"). As of December 31, 1997, 14.23% of LAM's total investments consisted of Sovereign Debt, while 85.77% of LAM's total investments consisted of investments other than investments in Sovereign Debt.

    Consideration of the New SBAM Advisory Agreement is necessary because the recently completed Transaction (as this term is defined below) between Salomon Inc ("Salomon"), previously the ultimate parent corporation of SBAM, and Travelers Group Inc. ("Travelers") could be deemed under the 1940 Act and the Old SBAM Advisory Agreement to have resulted in the termination of the Old SBAM Advisory Agreement, as further described below.

    To ensure continuity in the management of LAM, at a meeting held on November 4, 1997 (the first quarterly meeting following the announcement of the Transaction), the Directors of LAM, including the

Directors who are not parties to the New SBAM Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Directors") voting separately, approved the continuance of SBAM as investment adviser to LAM with respect to Sovereign Debt.

    The advisory fees charged LAM by SBAM do not change under the New SBAM Advisory Agreement. In addition, SBAM has advised the Board of Directors of LAM that it expects to continue providing the same level of services as under the Old SBAM Advisory Agreement. Therefore, to ensure continuity in the management of LAM, and after careful consideration, the Board of Directors of LAM, including the Independent Directors, recommends that the shareholders of LAM vote "FOR" the approval of the New SBAM Advisory Agreement as set forth in this Proposal No. 3.

THE TRANSACTION

    On November 28, 1997, pursuant to the terms of a Merger Agreement entered into on September 24, 1997 by and between Travelers and Salomon, a wholly owned subsidiary of Travelers merged into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney. Thereafter, Smith Barney Holdings Inc., a subsidiary of Travelers, merged with and into Salomon Smith Barney, with Salomon Smith Barney as the surviving entity (the two mergers collectively are hereinafter referred to as the "Transaction").

    As a result of the Transaction, Salomon, previously the ultimate parent corporation of SBAM, has been reconstituted as Salomon Smith Barney and has become a wholly-owned subsidiary of Travelers. SBAM currently, and at the time of the Transaction, serves as the investment adviser to LAM.

    The Transaction could be deemed to have resulted in an "assignment," as defined by the 1940 Act, of the Old SBAM Advisory Agreement between LAM and SBAM in effect prior to the closing of the Transaction. As required by the 1940 Act, the Old SBAM Advisory Agreement provides for an automatic termination in the event of its "assignment," as defined by the 1940 Act. The 1940 Act defines assignment to include any direct or indirect transfer or hypothecation of a contract. Therefore, the Transaction could be deemed to have given rise to an assignment within the meaning of the 1940 Act and the Old SBAM Advisory Agreement, and resulted in the automatic termination of the Old SBAM Advisory Agreement.

    On November 26, 1997, Travelers and Salomon were granted an exemptive order (the "Exemptive Order") by the Securities and Exchange Commission pursuant to which new management or advisory agreements entered into by SBAM and certain of its affiliates with investment companies such as LAM were permitted to go into effect without shareholder approval and SBAM was allowed to collect fees pursuant to these agreements, such fees to be held in escrow pending shareholder approval which must occur within 150 days following the closing of the Transaction. In accordance with the Exemptive Order, the fees paid by LAM to SBAM under the New SBAM Advisory Agreement since the closing of the Transaction on November 28, 1997 have been held in escrow and LAM expects to continue to deposit such fees in escrow until approval of the New SBAM Advisory Agreement by the shareholders of LAM has been obtained.

INFORMATION CONCERNING SBAM AND TRAVELERS

    SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended. SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc which is in turn a wholly owned subsidiary of Salomon Smith Barney which in turn is a wholly owned subsidiary of Travelers. The principal business address of SBAM and Salomon Brothers Holding Company is 7 World Trade Center, New York, New York 10048. The principal business address of Salomon Smith Barney and Travelers is 338 Greenwich Street, New York, New York 10013.

    SBAM provides a broad range of fixed income and equity investment advisory services for its individual and institutional clients located around the world, and provides investment advisory services for 16 registered investment companies. As of December 31, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $26 billion of assets, of which SBAM managed approximately $19.7 billion.

    The names, titles and principal occupations of the current directors and executive officers of SBAM are set forth in the following table.

           NAME             TITLE AND PRINCIPAL OCCUPATION
--------------------------  --------------------------------------------------------------------------------------
Thomas W. Brock...........  Chairman, Chief Executive Officer and Managing Director of SBAM and Managing Director
                            and Member of the Management Board of Salomon Brothers Inc
Michael S. Hyland.........  President, Managing Director and Member of the Board of SBAM and Managing Director of
                            Salomon Brothers Inc. Mr. Hyland is a also a Director of LAM. He has been a director of LAM since 1992. His current term ends at the 1999 LAM annual shareholders meeting.
Rodney B. Berens..........  Managing Director and Member of the Board of SBAM and Managing Director and Member of
                            the Management Board of Salomon Brothers Inc
Vilas V. Gadkari..........  Managing Director and Member of the Board of SBAM and Managing Director of Salomon
                            Brothers Inc
Zachary Snow..............  Secretary of SBAM and Managing Director and Counsel of Salomon Brothers Inc

    The business address of each person listed above, other than Mr. Gadkari, is 7 World Trade Center, New York, New York 10048 and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London, England SW1W 0SB.

    Travelers is a publicly traded financial services holding company. Travelers is a diversified, integrated financial services company engaged in investment and asset management services, consumer finance services, and life and property-casualty insurance services. Travelers' investment services include investment banking, asset management, retail brokerage and other financial services provided through its subsidiaries.

COMPARATIVE FEE INFORMATION

    SBAM serves as investment adviser or manager to LAM and to the investment companies listed below which have similar investment objectives to LAM.

                                                          INVESTMENT ADVISORY OR MANAGEMENT     APPROXIMATE NET
                                                           FEE (AS A PERCENTAGE OF AVERAGE   ASSETS AS OF JANUARY
NAME OF FUND                                                      DAILY NET ASSETS)                31, 1998
--------------------------------------------------------  ---------------------------------  ---------------------
LAM*                                                        first $100 million -- .1875%        $   131,744,978
                                                             next $50 million -- .1725%                      44
                                                             over $150 million -- .1575%
The following information is provided for comparative
 purposes only:
Salomon Brothers Institutional Emerging Markets Debt                    .70%                    $    13,639,280
 Fund(1/2/) (IEM)
Salomon Brothers Institutional High Yield Bond                          .50%                    $    10,413,753
 Fund(1/2/) (IHY)
Salomon Brothers High Income Fund Inc(3/) (HIF)                         .70%                    $    71,922,623
Salomon Brothers Worldwide Income Fund Inc(3/4/) (SBW)                  .90%                    $   195,950,338
The Emerging Markets Income Fund Inc(3/) (EMD)                          .70%                    $    61,141,116
The Emerging Markets Income Fund II Inc(3/5/) (EDF)                     .70%                    $   337,171,355
The Emerging Markets Floating Rate Fund Inc.(3/5/) (EFL)                .65%                    $    64,074,703
Global Partners Income Fund Inc.(3/5/) (GDF)                            .65%                    $   214,411,677
Salomon Brothers/JNL Global Bond Series, an investment       first $50 million -- .375%         $
 portfolio of JNL Series Trust(6/7/)                         next $100 million -- .350%
                                                             next $350 million -- .300%
                                                             over $500 million -- .250%
Salomon Brothers High Yield Bond Fund(1/) (HYB)                         .75%                    $    10,413,753
Emerging Markets Debt Portfolio, an investment portfolio     first $50 million -- .475%         $
 of SEI International Trust(6/)                               over $50 million -- .15%
Americas Income Trust, Inc.(3/6/)                                       .375%                   $
Heritage High Yield Bond Fund, an investment portfolio                  .50%                    $
 of Heritage Income Trust(6/8/)

--------------

* SBAM acts as investment adviser solely with respect to investments in Sovereign Debt, which represented as of January 31, 1998, $20.8 million, or 15.76% of LAM's approximate total net assets.

(1/)For the last fiscal year SBAM waived certain management fees.

(2/)SBAM has agreed to reduce or otherwise limit the expenses of the Salomon
    Brothers Institutional Money Market Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (exclusive of taxes, interest, and extraordinary expenses, such as litigation and indemnification expenses), on an annualized basis to 0.18% and 0.75%, respectively, of the Fund's average daily net assets. With respect to Salomon Brothers Institutional Emerging Markets Debt Fund, this limitation includes SBAM's advisory fees.

(3/)With respect to this Fund the Investment Advisory or Management Fee is as a percentage of average weekly net assets.

(4/)SBAM also serves as Administrator for this Fund and is paid a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services. SBAM in turn pays 80% of such fees collected to Prudential Mutual Fund Management, Inc. which serves as Sub-administrator for the Fund. During the last fiscal year of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc, SBAM was paid $481,936 and $315,258, respectively, by the Funds for its service as Administrator. It is anticipated that SBAM will continue to provide administrative services to SBG and SBW after each Fund's New SBAM Agreement is approved.

(5/)Fee is paid by Value Advisors out of its management fee and includes compensation for administration services.

(6/)With respect to this Fund SBAM serves as subadviser and, accordingly, the sponsoring investment adviser pays SBAM a portion of the total advisory fee.

(7/)SBAM Limited acts as subadviser to this Fund and is paid by SBAM out of its management fee an amount equal to the fee payable under the management contract between SBAM and the Fund multiplied by the current value of net assets of the Fund that SBAM allocates to SBAM Limited.

(8/)Amount paid is a percentage of the annual investment advisory fee paid to the Manager, without regard to any reduction in the fees paid to the Manager as a result of any limitation of the Fund's expenses.

PORTFOLIO TRANSACTIONS:

    LAM may utilize affiliates of Salomon Brothers Inc, an affiliate of SBAM, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission when SBAM believes that the charge for the transaction does not exceed usual and customary levels. In addition, LAM may purchase securities in the placement for which Salomon Brothers Inc has acted as agent to or for issuers, consistent with applicable rules adopted by the U.S. Securities and Exchange Commission or regulatory authorization, if necessary. LAM does not purchase securities from or sell securities to Salomon Brothers Inc or its affiliates acting as principal.

    In selecting brokers or dealers to execute portfolio transactions on behalf of LAM, SBAM will seek the best overall terms available. The New Advisory Agreement provides that, in assessing the best overall terms available for any transaction, SBAM will consider the factors each deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the New Advisory Agreement authorizes SBAM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to LAM and/or other accounts over which SBAM exercises investment discretion. The fees payable under the New Advisory Agreement are not reduced as a result of SBAM's receiving such brokerage and research services.

    LAM's Board of Directors will review periodically the commissions paid by LAM to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to LAM.

    No brokerage commissions were paid by the Fund to CS First Boston Corporation, SBAM Celfin or any of their respective affiliates for the fiscal year ended 1997.

THE OLD SBAM ADVISORY AGREEMENT

    The Old SBAM Advisory Agreement was approved by the requisite majority of shareholders at a meeting held on April 29, 1992 in accordance with the 1940 Act. The purpose for the Submission was principally to reduce the advisory fee paid to SBAM and modify in certain respects the reports required of SBAM.

THE NEW SBAM ADVISORY AGREEMENT

    The New SBAM Advisory Agreement is in all material respects (other than the termination date) identical to the Old SBAM Advisory Agreement. All the terms described below with respect to the New SBAM Advisory Agreement were contained in the Old SBAM Advisory Agreement. A copy of the New SBAM Advisory Agreement is provided as exhibit A to this Proxy Statement.

    Under the New SBAM Advisory Agreement, SBAM continues to act as the investment adviser to LAM with respect to Sovereign Debt and to make all decisions affecting LAM's holdings of Sovereign Debt under the supervision of LAM's Board of Directors and in accordance with LAM's stated investment policies. In addition, SBAM makes available to BEA international economic information and analysis with particular emphasis on macroeconomic issues that may affect the overall economic development of Latin American countries within the international economic community. SBAM also furnishes BEA with investment advice regarding global debt securities. Mr. Wilby, a Managing Director responsible for SBAM's portfolios that invest in high yield sovereign debt and high yield corporate securities, is primarily responsible for management of LAM's assets with respect to Sovereign Debt. He is also SBAM's representative on the Asset Allocation Committee of LAM. The Committee determines the portion of LAM's assets to be invested from time to time in each Latin American country and in Sovereign Debt, as well as whether to convert Sovereign Debt into equity under any available debt conversion program.

    Under the New SBAM Advisory Agreement, the fees payable by LAM to SBAM for its services to LAM do not change: SBAM is paid a fee for its services computed monthly and paid quarterly at an annual rate of .1875 of 1.00% of the first $100 million of LAM's average weekly net assets, .1725 of 1.00% of the next $50 million and .1575 of 1.00% of amounts over $150 million.

    Under the New SBAM Advisory Agreement, SBAM may cause LAM to pay an investment sub-adviser directly in local currency for services rendered, which will reduce the amount payable to BEA and SBAM.

    The New SBAM Advisory Agreement provides that SBAM shall not be liable, and shall be indemnified, for any error of judgment or mistake of law or for any loss suffered by LAM in connection with the matters to which the New SBAM Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on its part both in the performance of its duties or from reckless disregard of its respective obligations and duties under the New SBAM Advisory Agreement. Under the New SBAM Advisory Agreement, SBAM is entitled to advances from LAM for payment of reasonable expenses incurred by SBAM in connection with matters as to which it is seeking indemnification from LAM, provided that SBAM complies with certain stated conditions.

    The aggregate advisory fee earned by SBAM with respect to LAM in 1997 was $261,300.31, of which $22,061.75 was earned pursuant to the New Advisory Agreement and has been placed in escrow in accordance the terms of the Exemptive Order. This fee is exclusive of the advisory fees paid any sub-adviser of LAM during such period. In accordance with the Exemptive Order, LAM expects to continue to deposit such fees in escrow until approval of the New SBAM Advisory Agreement by the shareholders of LAM has been obtained. As of January 31, 1998, the total amount held is escrow was $64,028.93. Under the Old SBAM Advisory Agreement, SBAM has caused LAM to pay Celfin Agente de Valores Limitada, an investment sub-adviser to LAM, directly for services rendered to LAM during such period, thereby reducing the amount payable to SBAM by LAM.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

    If approved, the New SBAM Advisory Agreement will remain in effect until November 28, 1999 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board or by a majority of LAM's outstanding voting securities and (2) by a majority of the directors who are not parties to the Proposed Advisory Agreement, or "interested persons" (as defined in the 1940 Act) of any such party. The New SBAM Advisory Agreement terminates on its assignment by any party. The New SBAM Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of LAM or by the vote of holders of a majority (as defined in the 1940 Act) of the shares or upon 90 days' written notice by SBAM.

    The services of SBAM are not deemed to be exclusive and nothing in the New SBAM Advisory Agreement will prevent it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of LAM) or from engaging in other activities.

EXPENSES

    SBAM is obligated to pay expenses associated with providing the service contemplated by the New SBAM Advisory Agreement, including compensation of, and office space for, its officers and employees connected with investment and economic research, trading, and the investment management and administration of LAM, as well as the fees of all directors of LAM who are affiliated with those companies or any of their affiliates. However, under the New SBAM Advisory Agreement, the expenses required to be borne by SBAM exclude amounts covered in any separate administrative services agreements with LAM, which agreements may provide for reimbursement by LAM to SBAM of such expenses. No such service agreements with SBAM exist or are contemplated. LAM pays all other expenses incurred in the operation of LAM.

SECTION 15(F) OF THE 1940 ACT

    Section 15 of the 1940 Act provides, that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated person may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

    First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two
(2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale or other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Board of LAM has not been advised by SBAM of any circumstances arising from the Transaction that might result in an unfair burden being imposed on LAM.

    The second condition is that, during the three (3) years period immediately following the Transaction, at least 75% of the members of the Board of Directors of LAM must not be "interested persons" of SBAM (after the Transaction) or the predecessor investment adviser within the meaning of the 1940 Act. SBAM ascertained that, after the transaction, 75% of the directors of LAM were not "interested persons" of SBAM or any of its affiliates.

RECOMMENDATION OF THE BOARD

    At a meeting of the Board held on November 4, 1997 called for the purpose of, among other things, voting on approval of the New SBAM Advisory Agreement, the Board, including all of the Directors who are not Interested Directors, unanimously approved the continuance of SBAM as investment adviser to LAM with respect to Sovereign Debt. The Board of Directors therefore recommends approval by the shareholders of the New SBAM Advisory Agreement rendered necessary because of the Transaction.

    The Board obtained from SBAM such information as it deemed reasonably necessary to continue SBAM as an investment adviser to LAM and considered a number of factors, including, among other things, the continuity of the management of LAM, the relative amounts of LAM's portfolio assets that have been invested in equity securities and private sector debt and in Sovereign Debt; the nature, scope and quality of services provided to LAM by SBAM; the quality of the personnel of SBAM; the information regarding Latin America available in the marketplace; and the potential impact of the Transaction on the foregoing.

    If the New SBAM Advisory Agreement is approved by the shareholders, such approval will ratify the approval by the Directors and Independent Directors, voting separately, on November 4, 1997. The New SBAM Advisory Agreement will be effective as of November 28, 1997 and will terminate two years thereafter absent annual continuance. If the New SBAM Advisory Agreement is not approved at the Meeting, LAM will be without an investment adviser with respect to Sovereign Debt and SBAM will be required to disgorge all fees collected since the Transaction, which are being held in escrow.

APPROVAL REQUIRED

    Approval of the New SBAM Advisory Agreement by the shareholders will require the affirmative vote of a majority of the Shares outstanding. "Majority" (as defined in the 1940 Act) means the lesser of (a) 67% of the Shares present at the Meeting if the holders of more than 50% of the outstanding Shares are present in person or by proxy or (b) more than 50% of the outstanding Shares. If the New SBAM Advisory Agreement is approved by the shareholders, it will become effective as of November 28, 1998, and will terminate two years thereafter absent annual continuance. If the New SBAM Advisory Agreement is not approved at the Meeting, LAM will be without an investment adviser with respect to Sovereign Debt and SBAM will be required to disgorge all fees collected since the Transaction.

    THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

               OTHER MATTERS WHICH MAY COME BEFORE THE MEETINGS;
                             SHAREHOLDER PROPOSALS

    The Boards are not aware of any other matters that will come before the Meetings. Should any other matter properly come before a Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 1999 annual meetings of shareholders, the shareholder proposal must be received by that Fund no later
than            , 1998. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $1,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION
BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of any Fund because they possessed or shared voting or investment power with respect to the Shares of that Fund:

                                                                     NUMBER OF
                                                                       SHARES       PERCENT
                                                                    BENEFICIALLY      OF
FUND NAME AND ADDRESS                                                  OWNED        SHARES
---  ------------------------------------------------------------  --------------   -------
LAM   *Lazard Freres & Co. LLC ..................................        407,532      5.3%
          30 Rockefeller Plaza
          New York, NY 10020
LAM   *Newgate LLP ..............................................        754,420         9.58%
          80 Field Point Road
          Greenwich, CT 06830
LAM   *President and Fellows of Harvard College .................      1,147,200        14.6%
          c/o Harvard Management Company, Inc.
          600 Atlantic Avenue
          Boston, MA 02210
LAQ   *President and Fellows of Harvard College .................      1,169,200        13.6%
          c/o Harvard Management Company, Inc.
          600 Atlantic Avenue
          Boston, MA 02210
PGF   *President and Fellows of Harvard College .................        513,300         9.7%
          c/o Harvard Management Company, Inc.
          600 Atlantic Avenue
          Boston, MA 02210
PGF   *Deep Discount Advisors, Inc. .............................        269,900         5.1%
          One West Pack Square
          Suite 777
          Asheville, NC 28801

--------------

 * As stated in a Schedule 13G on file with the Securities and Exchange Commission as of February 23, 1998.

REPORTS TO SHAREHOLDERS

    The Funds send unaudited semi-annual and audited annual reports to their shareholders, including a list of investments held. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THAT FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

                                                               November 28, 1997
Salomon Brothers Asset Management Inc
7 World Trade Center
New York, New York 10048

Dear Sirs:

    The Latin America Investment Fund, Inc. (the "Company"), a corporation organized under the laws of the state of Maryland, herewith confirms its agreement with Salomon Brothers Asset Management, Inc (the "Adviser"), a corporation organized under the laws of the state of Delaware, as follows:

    1. INVESTMENT DESCRIPTION; APPOINTMENT. The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company's Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company's Registration Statement and Articles of Incorporation to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company with respect to external debt obligations of Latin American governments or governmental entities ("Sovereign Debt"). The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

    2. SERVICES AS INVESTMENT ADVISER. Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company's Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company's holdings of Sovereign Debt in accordance with its investment objective and policies as stated in the Company's Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of Sovereign Debt for the Company, (d) place purchase and sale orders on behalf of the Company with respect to Sovereign Debt, (e) monitor and evaluate the services provided by the Company's investment sub-advisers under its investment sub-advisory agreements,
(f) supervise, monitor and evaluate the services provided by the Company's Brazilian economic adviser and administrator under the Brazilian economic advisory and administration agreement, (g) furnish BEA Associates, a New York general partnership and the Company's adviser with respect to all investments other than Sovereign Debt ("BEA"), with international economic information and analysis with particular emphasis on macro-economic issues that may affect the overall economic development of Latin American countries within the international economic community and (h) furnish BEA with investment advice regarding global debt securities. In providing these services, the Adviser will provide investment research and supervision of the Company's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company's assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

    3. BROKERAGE. In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

    4. INFORMATION PROVIDED TO THE COMPANY. The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

    5. STANDARD OF CARE. The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or indemnify or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Company will indemnify the Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following:
(i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

    6. COMPENSATION. (a) In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of the calendar quarter in which the date set forth above occurs and after the end of each calendar quarter thereafter a fee for the previous quarter computed monthly at an annual rate of .1871 of 1.00% of the first US$100 million of the Company's average weekly net assets, .1725 of 1.00% of the next US$50 million and .1575 of 1.00% of amounts above US$150 million.

    The Adviser (or, as provided below, the Company) and BEA shall pay to the sub-investment advisers of the Company (the "Sub-Advisers") the fees payable under each Investment Sub-Advisory Agreement relating to the Company among the Company, the Adviser, BEA and each such Sub-Adviser. The Adviser and BEA each shall pay that portion of the fees payable to the Sub-Advisers in the same proportion as its advisory fees received from the Company bears to the Company's combined fees for investment advice. In the event that any one of the Investment Sub-Advisory Agreements is terminated, the Adviser shall be responsible for furnishing to the Company the services required to be performed by such Sub-Adviser under the respective Investment Sub-Advisory Agreement relating to Sovereign Debt or arranging for a successor sub-investment adviser with respect to such investments on terms and conditions acceptable to the Company and subject to the requirements of the Investment Company Act of 1940.

    The Company agrees that, at the request of the Adviser, it will pay the Sub-Advisers directly in local currency the amounts payable to each of the Sub-Advisers for sub-advisory services, provided that the fee payable to the Adviser hereunder shall be reduced to the extent of amounts so paid to the Sub-Adviser. The fee payable to the Adviser for the period from the date set forth above to the end of the first calendar quarter thereafter shall be prorated according to the proportion that such period bears to the full quarterly period.

    (b) Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company's net assets shall be computed at the times and in the manner specified in the Company's Registration Statement as from time to time in effect.

    7. EXPENSES. The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, except as otherwise may be provided in any separate agreement between the Company and the Adviser, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates. The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors, or employees of the Adviser, BEA, the Sub-Advisers, any U.S. or foreign administrator, the Company's Brazilian economic adviser or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company's Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders' reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

    8. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

    9. TERM OF AGREEMENT. This Agreement shall become effective as of the date set forth above and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940) of the Company's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

    10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto.

    11. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

    12. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                Very truly yours,

                                THE LATIN AMERICA INVESTMENT FUND, INC.

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

  Accepted:

  SALOMON BROTHERS ASSET MANAGEMENT,
  INC

       ------------------------------------------
       Name:
       Title:
  By:

                                                 THE CHILE FUND, INC.

                  --------------------------------------------------------------

                                               THE INDONESIA FUND, INC.

             -------------------------------------------------------------------

                                                  THE LATIN AMERICA
                                                  EQUITY FUND, INC.

                      ----------------------------------------------------------

                                                  THE LATIN AMERICA
                                                INVESTMENT FUND, INC.

                ----------------------------------------------------------------

                                               THE PORTUGAL FUND, INC.

             -------------------------------------------------------------------

   BEA-PF-PS-98

                     THE LATIN AMERICA INVESTMENT FUND, INC.

          This Proxy is Solicited on Behalf of the Board of Directors

  P       The undersigned hereby appoints Michael A. Pignataro and Rocco
        Del Guercio as Proxies, each with the power to appoint his substitute,
  R and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other
  O matters as may properly come before the meeting or any adjournments thereof, all shares of The Latin America Investment Fund, Inc.
  X (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 24, 1998, and at any
  Y     adjournments thereof.


                                                                -------------
                CONTINUED AND TO BE SIGNED ON REVERSE SIDE      /SEE REVERSE/
                                                                /   SIDE    /
                                                                -------------

  -----
  /   /  Please mark
  / X /  votes as in
  /   /  this example.
  -----

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposals 2 and 3.


1. ELECTION OF THE FOLLOWING NOMINEES AS         2. TO RATIFY THE SELECTION OF         FOR     AGAINST   ABSTAIN
   DIRECTORS.                                       COOPERS & LYBRAND L.L.P. AS       -------   -------   -------
   Martin M. Torino (three-year term)               INDEPENDENT PUBLIC ACCOUNTANTS    /     /   /     /   /     /
   Peter A. Gordon (three-year term)                OF THE FUND FOR THE FISCAL        /     /   /     /   /     /
   William W. Priest, Jr. (three-year term)         YEAR ENDING DECEMBER 31, 1998.    -------   -------   -------

            FOR         WITHHELD
          -------       -------
          /     /       /     /
          /     /       /     /
          -------       -------

   ------
   /    /
   /    /
   --------------------------------------------
      For all nominees except as noted above

3.  TO APPROVE THE INVESTMENT                     FOR     AGAINST   ABSTAIN
    ADVISORY AGREEMENT                           -------   -------   -------
    WITH SALOMON BROTHERS                        /     /   /     /   /     /
    ASSET MANAGEMENT, INC                        /     /   /     /   /     /
                                                 -------   -------   -------



                                                        MARK HERE    ------
                                                       FOR ADDRESS   /    /
                                                        CHANGE AND   /    /
                                                       NOTE AT LEFT  ------


                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_______________ Date:______   Signature:_______________ Date:______